                                 EXHIBIT 99 (b)


BNF BANCORP, Inc. and Subsidiary Unaudited Interm Consolidated Financial Statements as of and for the three and nine months ended June 30, 1994 and 1993

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
JUNE 30, 1994 AND SEPTEMBER 30, 1993 (Dollars in Thousands)

                                                                                           June 30,        September 30,
                                                                                             1994              1993
                                                                                         (Unaudited)             *
ASSETS
  Cash and cash equivalents                                                                  $ 3,786            $ 2,462
  Investment securities (Note 4):
    Held to maturity (estimated market values of $5,192
      and $5,553, respectively)                                                                5,198              5,208
    Available for sale (estimated market value of $18,299
      at September 30, 1993)                                                                   9,893             17,573
  Mortgage-backed securities (Note 4):
    Held to maturity (estimated market values of $2,087
      and $3,163, respectively)                                                                2,047              3,022
    Available for sale (estimated market value of $74,615
      at September 30, 1993)                                                                  78,703             73,275
  Loans receivable (net of allowance for possible loan losses
    of $1,159 at June 30, 1994 and September 30, 1993)                                       168,171            152,310
  Mortgage loans held for sale                                                                 1,130              4,263
  Accrued interest receivable:
    Investment securities                                                                        247                410
    Mortgage-backed securities                                                                   513                552
    Loans receivable                                                                           1,177              1,221
  Premises and equipment, net                                                                  5,021              4,466
  Stock in Federal Home Loan Bank ("FHLB"), at cost                                            1,739              1,696
  Real estate owned and repossessed assets                                                        40
  Prepaid expenses and other assets                                                              679                652
                                                                                           ---------          ---------
TOTAL ASSETS                                                                               $ 278,344          $ 267,110
                                                                                           =========          =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities:
    Deposits                                                                               $ 227,425          $ 217,771
    Borrowed funds                                                                            17,000             17,000
    Advances by borrowers for taxes and insurance                                                863                888
    Accrued interest payable                                                                     129                133
    Income taxes                                                                                 841                717
    Other liabilities                                                                            645                709
                                                                                           ---------          ---------
           Total liabilities                                                                 246,903            237,218
                                                                                           ---------          ---------
  Stockholders' equity:
    Serial preferred stock - $.01 par value, authorized
      400,000 shares - none issued
    Capitalized stock - $.01 par value, 3,200,000 shares
      authorized, 1,797,730 shares issued and outstanding                                  $      18          $      18
    Additional paid-in capital                                                                11,323             11,184
    Retained income, substantially restricted                                                 20,455             18,690
    Net unrealized depreciation on securities available for sale (Note 4)                       (355)
                                                                                           ---------          ---------
           Total stockholders' equity                                                         31,441             29,892
                                                                                           ---------          ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                 $ 278,344          $ 267,110
                                                                                           =========          =========

*Balances derived from audited financial statements.

See notes to consolidated financial statements.

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
QUARTERS AND NINE MONTH PERIODS ENDED JUNE 30, 1994 AND 1993
(Dollars in Thousands, Except Per Share Amounts)

                                                    For the                 For the Nine
                                                 Quarters Ended             Month Periods
                                                    June 30,                Ended June 30,
                                              ---------------------     ---------------------
                                                1994         1993         1994         1993
                                                 (Unaudited)               (Unaudited)
INTEREST INCOME:
  Mortgage loans                              $ 2,179      $ 2,215      $ 6,441       $ 6,941
  Consumer and other loans                      1,197        1,007        3,415         2,980
  Mortgage-backed securities                    1,055        1,261        3,255         3,805
  Investment securities                           293          437        1,034         1,283
  Other                                            26           27           70            77
                                              -------      -------      -------       -------
           Total interest income                4,750        4,947       14,215        15,086
                                              -------      -------      -------       -------
INTEREST EXPENSE:
  Deposits                                      1,963        1,926        5,804         5,936
  Borrowed funds                                  215          218          707           620
                                              -------      -------      -------       -------
           Total interest expense               2,178        2,144        6,511         6,556
                                              -------      -------      -------       -------
NET INTEREST INCOME                             2,572        2,803        7,704         8,530

PROVISION FOR LOAN LOSSES                                       32                        150
                                              -------      -------      -------       -------
NET INTEREST INCOME
  AFTER PROVISION
  FOR LOAN LOSSES                               2,572        2,771        7,704         8,380
                                              -------      -------      -------       -------
NONINTEREST INCOME:
  Fees and charges on loans                        21           22           81            78
  Service fee income on loans sold                 16           19           51            56
  Fees and service charges on
    deposit accounts                              153          135          439           388
  Net gain (loss) on sale of:
    Investment securities available for sal       113            3          134            28
    Mortgage loans                                (25)                      111
  Other                                           130           89          335           373
                                              -------      -------      -------       -------
           Total noninterest income               408          268        1,151           923
                                              -------      -------      -------       -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                  756          657        2,238         1,942
  Net occupancy expense                           198          150          576           439
  Data processing expense                         116          135          266           348
  Insurance premiums                              144           92          436           327
  Marketing and public relations                   99          112          257           403
  Other                                           342          257          904           873
                                              -------      -------      -------       -------
          Total noninterest expense             1,655        1,403        4,677         4,332
                                              -------      -------      -------       -------

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
QUARTERS AND NINE MONTH PERIODS ENDED JUNE 30, 1994 AND 1993
(Dollars in Thousands, Except Per Share Amounts)

                                            For the                 For the Nine Month
                                         Quarters Ended                Periods Ended
                                            June 30,                      June 30,
                                   --------------------------    --------------------------
                                       1994           1993           1994           1993
                                           (Unaudited)                   (Unaudited)
INCOME BEFORE INCOME
  TAX EXPENSE                      $     1,325    $     1,636    $     4,178    $     4,971

INCOME TAX EXPENSE                         490            598          1,536          1,890
                                   -----------    -----------    -----------    -----------
NET INCOME                         $       835    $     1,038    $     2,642    $     3,081
                                   ===========    ===========    ===========    ===========
AVERAGE COMMON AND  COMMON
  EQUIVALENT SHARES
  OUTSTANDING                        1,866,214      1,836,171      1,858,490      1,831,194
                                   ===========    ===========    ===========    ===========
EARNINGS PER SHARE
  (Note 3)                         $      0.45    $      0.57    $      1.42    $      1.68
                                   ===========    ===========    ===========    ===========
CASH DIVIDENDS PER SHARE           $      0.17    $      0.16    $      0.49    $      0.46
                                   ===========    ===========    ===========    ===========


See notes to consolidated financial statements.

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
NINE MONTH PERIODS ENDED JUNE 30, 1994 AND 1993
(Dollars in Thousands)

                                                                                                      Net Unrealized
                                                                                                       Appreciation
                                                                                   Retained           (Depreciation)
                                                                Additional         Income-            on Securities      Total
                                                Capital          Paid-in         Substantially          Available      Stockholders'
                                                 Stock           Capital          Restricted            for Sale         Equity
For the Nine Month Period
  Ended June 30, 1994
  (Unaudited):
  Balance at September 30, 1993                 $ 18             $ 11,184           $ 18,690                            $ 29,892

  Impact at October 1, 1993 of
    adoption of Statement of
    Financial Accounting Standards
    No. 115 (Note 4)                                                                                   $ 2,066             2,066

  Change in unrealized appreciation
    (depreciation) on securities available
    for sale, net of related income
    tax effect                                                                                          (2,421)           (2,421)

  Cash dividends                                                                        (877)                               (877)

  Proceeds from issuance of capital
    stock upon exercise of options                                    139                                                    139

  Net income for the nine month period
    ended June 30, 1994                                                                2,642                               2,642
                                                ----             --------           --------           -------          --------
  Balance at June 30, 1994                      $ 18             $ 11,323           $ 20,455           $  (355)         $ 31,441
                                                ====             ========           ========           =======          ========
For the Nine Month Period
  Ended June 30, 1993
  (Unaudited):

  Balance at September 30, 1992                 $ 18             $ 11,075           $ 15,705                            $ 26,798

  Cash dividends                                                                        (816)                               (816)

  Proceeds from issuance of capital
    stock upon exercise of options                                     58                                                     58

  Net income for the nine month period
    ended June 30, 1993                                                                3,081                               3,081
                                                ----             --------           --------                            --------
  Balance at June 30, 1993                      $ 18             $ 11,133           $ 17,970                            $ 29,121
                                                ====             ========           ========                            ========

See notes to consolidated financial statements.

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTH PERIODS ENDED JUNE 30, 1994 AND 1993
(Dollars in Thousands)

                                                                 1994          1993
                                                                    (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                 $     2,642      $  3,081
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Provision for loan losses                                                      150
    Provision for depreciation                                       331           212
    Accretion of discounts                                           (42)          (38)
    Amortization of premiums                                         407           282
    Net unrealized loss on loans held for sale                        64
    Gain on sale of investment securities                           (134)          (28)
    Loans originated for resale                                   (4,196)       (8,370)
    Proceeds from sale of loans originated for resale              4,307         8,370
    Gain on sale of loans                                           (111)
    (Increase) decrease in real estate owned                         (40)          307
    (Increase) decrease in other assets                              176           (48)
    Increase (decrease) in other liabilities                          32          (199)
                                                             -----------      --------
           Net cash provided by operating activities               3,436         3,719
                                                             -----------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investment securities                    10,641         3,175
  Proceeds from maturities of investment securities                              1,000
  Purchases of investment securities                              (2,981)       (6,720)
  Loan originations                                              (62,707)      (47,900)
  Mortgage-backed securities purchased                           (28,403)      (25,959)
  Proceeds from sale of mortgage-backed securities                 5,496         4,351
  Principal collections on loans                                  49,792        46,450
  Principal collections on mortgage-backed securities             18,020        16,472
  Purchases of premises and equipment                               (886)       (1,335)
                                                             -----------      --------
           Net cash used in investing activities                 (11,028)      (10,466)
                                                             -----------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in deposits                                         9,654         3,937
  Cash dividends paid                                               (877)         (816)
  Proceeds from issuance of capital stock                            139            58
  Proceeds from FHLB advances                                                    5,000
                                                             -----------      --------
           Net cash provided by financing activities               8,916         8,179
                                                             -----------      --------


BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTH PERIODS ENDED JUNE 30, 1994 AND 1993
(Dollars in Thousands)

                                                                1994         1993
INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                $ 1,324      $  1,432

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                          2,462         3,486
                                                             -------      --------
CASH AND CASH EQUIVALENTS AT
  END OF PERIOD                                              $ 3,786      $  4,918
                                                             =======      ========
SUPPLEMENTAL INFORMATION FOR CASH FLOW:
  Cash payments of interest                                  $ 5,895      $  6,565
                                                             =======      ========
  Cash payments of income taxes                              $ 1,401      $  1,869
                                                             =======      ========
  Unrealized depreciation on securities available for sale,
    net of related income tax effect                         $   355
                                                             =======


See notes to consolidated financial statements.

BNF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. The preceding consolidated financial statements include the accounts of BNF BANCORP, INC. ("BNF"), formerly BANCFIRST Corporation, and its wholly-owned subsidiary, BANKFIRST, a federal savings bank, (collectively "the Bank").

2. The preceding consolidated financial statements at June 30, 1994 and for the quarters and nine month periods ended June 30, 1994 and 1993 have been prepared in accordance with instructions pursuant to Form 10-Q Quarterly Report. The consolidated financial statements are unaudited but, in the opinion of Management, reflect all accruals and adjustments necessary for a fair presentation of the Bank's financial position and results of its operations and its cash flows at the dates and for the periods indicated. All such adjustments are of a normal recurring nature. The results of operations for the quarter and nine month period ended June 30, 1994 are not necessarily indicative of results to be expected for the entire fiscal year of 1994.

3. Earnings per share is based on the weighted average number of shares plus equivalent shares outstanding. The dilutive effect of shares issuable under stock options is immaterial.

4. Statement of Financial Accounting Standards ("SFAS") Number 114, Accounting by Creditors for Impairment of a Loan and SFAS Number 115, Accounting for Certain Investment in Debt and Equity Securities, were issued in May, 1993. SFAS No. 114 addresses the accounting by creditors for impairment of certain loans and applies to all loans that are restructured in a troubled debt restructuring. It requires that impaired loans be measured based on the present value of expected cash flows discounted at the loan's effective interest rate. This Statement applies to financial statements for fiscal years beginning after December 15, 1994. The Bank has not yet decided if it will elect early adoption of this Statement, but does not anticipate that adoption of this Statement will have a material effect on the Bank's financial statements. SFAS No. 115 addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified in three categories with each having a specified accounting method as to carrying value and recognition of unrealized gains and losses. The Bank adopted this Statement for fiscal year beginning October 1, 1993. As a result of this adoption, certain investment securities and mortgage-backed securities classified as available for sale are carried at market value, and $355,000 of unrealized depreciation, net of related income tax effect, on securities available for sale is shown as a component of stockholders' equity at June 30, 1994. Prior to this adoption, at September 30, 1993, certain investment securities and mortgage-backed securities classified as held for sale were stated at the lower of cost or market.

5. On January 28, 1994, BNF and Union Planters Corporation ("UPC"), Memphis, Tennessee, announced the signing of a definitive agreement for UPC to acquire BNF with an exchange of 1.078 shares of UPC common stock for each share of BNF common stock. The transaction received final regulatory approval on July 20, 1994 but remains subject to the approval of BNF shareholders at a special shareholders' meeting scheduled for August 29, 1994.

6. On April 18, 1994, the Bank and BANKALABAMA, Huntsville, Alabama, announced the signing of an agreement for the Bank to acquire BANKALABAMA's Beltline Road, Decatur, Alabama branch which consists of approximately $600,000 in deposits and approximately $200,000 in loans receivable as well as approximately $107,000 in fixed assets. On June 17, 1994 regulatory approval was obtained, and the transaction is scheduled to be consummated on August 1, 1994.





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